SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

BOOKEDBYUS INC.

(Name of Registrant as Specified In Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Bookedbyus Inc.

c/o Bradley Kersch 1223 Fletcher Way,

Port Coquitlam, British Columbia V3C 6B5

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about May 8, 2017 to the holders of record as of the close of business on May 8, 2017 of the common stock of Bookedbyus Inc. (“Bookedbyus”).

The Board of Directors of Bookedbyus and 7 stockholders holding an aggregate of 18,902,265 shares of common stock issued and outstanding as of April 30, 2017, have approved and consented in writing to the actions described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada Revised Statutes (“NRS”) and Bookedbyus’s Articles of Incorporation and Bylaws to approve the action. Accordingly, the actions will not be submitted to the other stockholders of Bookedbyus for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

ACTIONS BY BOARD OF DIRECTORS

AND

CONSENTING STOCKHOLDER

GENERAL

Bookedbyus will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Bookedbyus will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Bookedbyus’s common stock.

Bookedbyus will deliver only one Information Statement to multiple security holders sharing an address unless Bookedbyus has received contrary instructions from one or more of the security holders. Upon written or oral request, Bookedbyus will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: Bookedbyus Inc., c/o Bradley Kersch 1223 Fletcher Way, Port Coquitlam, British Columbia V3C 6B5, Attn: Bradley Kersch, President. Mr. Kersch may also be reached by telephone at (323) 345-4587.

INFORMATION ON CONSENTING STOCKHOLDER

Pursuant to Bookedbyus’s Bylaws and the Nevada Revised Statutes (“NRS”), a vote by the holders of at least a majority of Bookedbyus’s outstanding capital stock is required to effect the action described herein. Bookedbyus’s Articles of Incorporation does not authorize cumulative voting. As of the record date, Bookedbyus had 23,802,265 shares of common stock issued and outstanding. The voting power representing not less than 11,901,132 shares of common stock is required to pass any stockholder resolutions. The consenting stockholders are the record and beneficial owner of 18,902,265 shares of common stock, which represents approximately 79.4% of the issued and outstanding shares of Bookedbyus’s common stock on such date. Pursuant to Chapter 78.320 of the NRS, the consenting stockholder voted, with the Board of Directors, in favor of the actions described herein in a joint written consent, dated April 30, 2017. No consideration was paid for the consent. The consenting stockholder’s names, affiliation with Bookedbyus and their beneficial holdings are as follows:

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Name	Beneficial Holder and Affiliation	Shares Beneficially Held	Percentage
Bradley Kersch	President, Treasurer and Director	4,164,567 shares of common stock	17.5%
Tammy Kersch		3,300,333 shares of common stock	13.9%
Susan Fox		4,455,400 shares of common stock	18.7%
Aerock Fox	Secretary, Director	994,001 shares of common stock	4.1%
Casting Workbook (CWB)		1,820,000 shares of common stock	7.6%
Gabriele Jerousek		3,300,334 shares of common stock	13.9%
Digital Pilot	Secretary, Director	868,000 shares of common stock	3.7%

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 30, 2017, certain information regarding the ownership of Bookedbyus’s capital stock by each director and executive officer of Bookedbyus each person who is known to Bookedbyus to be a beneficial owner of more than 5% of any class of Bookedbyus’s voting stock, and by all officers and directors of Bookedbyus as a group. Unless otherwise indicated below, to Bookedbyus’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of April 30, 2017 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 23,802,265 shares of common stock issued and outstanding on a fully diluted basis, as of April 30, 2017.

NAME AND ADDRESS OF BENEFICIAL OWNER (1)	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS (2)
Bradley Kersch President, Treasurer and Director	4,164,567 shares of common stock	17.5%
Aerock Fox Secretary, Director	994,001 shares of common stock	4.2%
Digital Pilot (3)	868,000 shares of common stock	3.6%
Tammy Kersch	3,300,333 shares of common stock	13.9%
Casting Workbook Inc. (CWB) (4)	1,820,000 shares of common stock	7.6%
Susan Fox (4)	4,355,000 shares of common stock	18.7%
Gabriele Jerousek	3,300,334 shares of common stock	13.9%
All officer and directors as a group (1 person)	6,026,598 shares of common stock	25.3%

_____________

(1) Unless otherwise noted, the address of each person listed is c/o Bookedbyus Inc., c/o Bradley Kersch 1223 Fletcher Way, Port Coquitlam, British Columbia V3C 6B5

(2) This table is based on 23,802,265 shares of common stock issued and outstanding on April 30, 2017.

(3) Aerock Fox, Secretary and Director has sole voting and dispositive power over these shares.

(4) Susan Fox has sole voting and dispositive power over these shares. Mrs. Fox is married to Aerock Fox.

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EXECUTIVE COMPENSATION

The following tables set forth certain information about compensation paid, earned or accrued for services by our Chief Executive Officer and all other executive officers (collectively, the “Named Executive Officers”) in the fiscal years ended August 31, 2016 and 2015:

Summary Compensation Table

	SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Fred Person	2015	0	0	0	0	0	0	0	0
President	2016	0	0	0	0	0	0	0	0

Susan Fox	2015	0	0	0	0	0	0	0	0
Secretary	2016	0	0	0	0	0	0	0	0

(1) Appointed President, Secretary, Treasurer and Director on November 8, 2006. Resigned as Secretary on March 25, 2009.

(2) Appointed Secretary March 25, 2009.

Employment Agreements

The Company has no employment agreements with Fred Person or Susan Fox.

Other Compensation

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of August 31 provided for or contributed to by our company.

Director Compensation

The following table sets forth director compensation as of August 31, 2016:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Fred Person (1)	0	0	0	0	0	0	0

(1) Appointed President, Secretary, Treasurer and Director on November 8, 2006. Resigned as Secretary on March 25, 2009. Directors of our company who are also employees do not receive cash compensation for their services as directors or members of the committees of the Board of Directors. All directors may be reimbursed for their reasonable expenses incurred in connection with attending meetings of the Board of Directors or management committees.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers and our directors as of August 31, 2016:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Fred Person	0	0	0	0	N/A	0	0	0	0
Ron McIntyre (2)
Susan Fox	0	0	0	0	N/A	0	0	0	0

Securities Authorized for Issuance under Equity Compensation Plans

Bookedbyus has no equity compensation plans.

CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of Bookedbyus which may result in a change in control of Bookedbyus.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDER

The following action was taken based upon the unanimous recommendation of Bookedbyus’s Board of Directors and the written consent of the consenting stockholder:

I. APPROVAL TO AMEND CERTIFICATE OF INCORPORATION TO EFFECT A CHANGE OF NAME OF THE COMPANY FROM “BOOKEDBYUS INC.” TO “APAWTHECARY PETS USA.”

On April 30, 2017 the Board of Directors and the consenting stockholder adopted and approved a resolution to effect an amendment to our Certificate of Incorporation to effect a change of our name from “Bookedbyus Inc.” to “Apawthecary Pets USA.” (the “Name Change”). Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended, the Name Change shall be effective twenty (20) days after this Information Statement is mailed to stockholders of Bookedbyus.

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ADDITIONAL AND AVAILABLE INFORMATION

Bookedbyus is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. Our filings are also available to the public on the SEC’s website (www.sec.gov).

STATEMENT OF ADDITIONAL INFORMATION

Bookedbyus’s Annual Reports on Form 10-K for the years ended August 31, 2013 filed with the SEC on December 10, 2013, August 31, 2014 filed with the SEC on December 15, 2014 and Form 10-KA filed with the SEC on April 24, 2015, August 31, 2015 filed with the SEC on December 16, 2015, and August 31, 2016 filed with the SEC on December 5, 2016 and Bookedbyus’s Quarterly Reports on Form 10-Q for the quarters ended November 30, 2013 and filed with the SEC January 21, 2014, February 28, 2014 filed with the SEC on April 14, 2014, May 31, 2014 filed with the SEC on July 15, 2014, November 30, 2014 and filed with the SEC January 16, 2015, February 28, 2014 filed with the SEC on April 15, 2015, May 31, 2015 filed with the SEC on July 20, 2015, November 30, 2015 and filed with the SEC January 19, 2016, February 28, 2016 filed with the SEC on April 12, 2016, May 31, 2016 filed with the SEC on July 15, 2016, November 30, 2016 and filed with the SEC January 13, 2017, and February 28, 2017 filed with the SEC on April 4, 2017, have been incorporated herein by this reference.

Bookedbyus will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by Bookedbyus pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

COMPANY CONTACT INFORMATION

All inquiries regarding Bookedbyus should be addressed to Andrew Aird, President, at Bookedbyus’s principal executive offices, at: Bookedbyus Inc., c/o Bradley Kersch 1223 Fletcher Way, Port Coquitlam, British Columbia V3C 6B5, Attn: Bradley Kersch, President. Mr. Kersch may also be reached by telephone at (323) 345-4587.

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